EXHIBIT 23.1
                                  ------------


Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed registration statements on Form S-8 (Nos. 333-56204, 333-56248, 333-52701, 333-87913, and 033-59465).


								/s/ ARTHUR ANDERSEN LLP


Dallas, Texas
April 3, 2002